UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) July 15, 2004

                    CITIGROUP GLOBAL MARKETS HOLDINGS INC.
          (Exact name of registrant as specified in its charter)
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        New York                  1-15286             11-2418067
     (State or other           (Commission         (IRS Employer
      jurisdiction             File Number)     Identification No.)
    of incorporation)


                 388 Greenwich Street, New York, NY 10013
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              (Address of principal executive offices) (Zip Code)


                              (212) 816-6000
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           (Registrant's telephone number, including area code)

                    CITIGROUP GLOBAL MARKETS HOLDINGS INC.

                        Current Report on Form 8-K


Item 5.  Other Events


Results of Operations

(Unaudited)

This report summarizes the results of operations of Citigroup Global Markets Holdings Inc. for the three- and six-month periods ended June 30, 2004 and 2003 and provides certain additional financial information.

                CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                     SELECTED FINANCIAL DATA
                  (Unaudited, dollars in millions)


                                                                        June 30,
                                                              ------------------

                                                                  2004      2003
                                                                  ----      ----
Total stockholder's equity                                    $ 16,543  $ 14,127


                                                   Three               Six
                                               Months Ended        Months Ended
                                                  June 30,           June 30,
                                             ----------------- -----------------
                                                 2004    2003     2004      2003
                                                 ----    ----     ----      ----
Revenues:
   Commissions                                 $  986  $  936   $2,183    $1,759
   Asset management and administration fees     1,031     795    2,036     1,593
   Investment banking                             884   1,065    1,766     1,892
   Principal transactions                         255     620      565     1,241
   Other                                          178      68      222        95
                                               ------  ------   ------    ------

      Total non-interest revenues               3,334   3,484    6,772     6,580
                                               ------  ------   ------    ------
   Interest and dividends                       2,220   2,113    4,414     4,145
   Interest expense                             1,308   1,377    2,538     2,749
                                               ------  ------   ------    ------
      Net interest and dividends                  912     736    1,876     1,396
                                               ------  ------   ------    ------

      Revenues, net of interest expense         4,246   4,220    8,648     7,976
                                               ------  ------   ------    ------
Non-interest expenses:
   Compensation and benefits                    2,200   2,269    4,555     4,304
   Floor brokerage and other production           191     180      382       338
   Communications                                 226     168      367       335
   Occupancy and equipment                        134     135      271       271
   Professional services                          123      97      251       177
   Advertising and market development              93      69      169       129
   Other operating and administrative expenses  6,656      96    6,737       178
                                               ------  ------   ------    ------
      Total non-interest expenses               9,623   3,014   12,732     5,732
                                               ------  ------   ------    ------
Income (loss) before income taxes              (5,377)  1,206   (4,084)    2,244

Provision (benefit) for income taxes           (2,049)    467   (1,577)      855
                                               ------  ------   ------    ------

Net income (loss)                             ($3,328) $  739  ($2,507)   $1,389
                                               ======  ======   ======    ======

                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  July 15, 2004       CITIGROUP GLOBAL MARKETS HOLDINGS INC.


                               By: /s/Cliff Verron
                                  ------------------------
                                        Cliff Verron
                                        Controller